UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
May 19, 2021

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568
(Address of principal executive offices)

Registrant's telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $.01	ROST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 19, 2021, by virtual meeting. The Company’s stockholders considered and voted upon the following three matters at the meeting:

Proposal 1 - Election of Directors

The holders of the Company’s common stock elected 11 nominees to serve as directors for a term of one year, expiring at the time of the Annual Meeting of Stockholders in 2022:

Name	For	Against	Abstain	Broker Non-Vote
K. Gunnar Bjorklund	288,035,790	15,217,755	120,939	16,747,282
Michael J. Bush	288,588,405	14,661,975	124,104	16,747,282
Sharon D. Garrett	289,565,046	13,696,807	112,631	16,747,282
Michael J. Hartshorn	292,328,346	10,927,350	118,788	16,747,282
Stephen D. Milligan	300,703,712	2,547,663	123,109	16,747,282
Patricia H. Mueller	299,729,151	3,528,279	117,054	16,747,282
George P. Orban	280,259,844	22,988,887	125,753	16,747,282
Gregory L. Quesnel	290,695,787	12,555,504	123,193	16,747,282
Larree M. Renda	301,611,603	1,648,497	114,384	16,747,282
Barbara Rentler	296,197,446	7,072,132	104,906	16,747,282
Doniel N. Sutton	301,357,272	1,895,877	121,335	16,747,282

Proposal 2 - Advisory Vote to Approve the Resolution on Executive Compensation

In an advisory vote, the holders of the Company’s common stock voted to approve the resolution regarding executive compensation:

For	Against	Abstain	Broker Non-Vote
253,571,763	48,871,744	930,977	16,747,282

Proposal 3 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending January 29, 2022

The holders of the Company’s common stock voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 29, 2022:

For	Against	Abstain
311,612,942	8,380,705	128,119

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2021

ROSS STORES, INC.
Registrant

By:	/s/Ken Jew
Ken Jew
Group Senior Vice President, General Counsel and
Corporate Secretary

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